PBHG FUNDS
                           PBHG INSURANCE SERIES FUND

                        Supplement Dated October 1, 2004


         This Supplement updates certain information contained in the currently effective prospectuses and Statements of Additional Information for all share classes of PBHG Funds and the currently effective prospectus and Statement of Additional Information for PBHG Insurance Series Fund. You should retain your Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-433-0051 for PBHG Funds and 1-800-347-9256 for PBHG Insurance Series Fund.

         Effective October 1, 2004, Pilgrim Baxter & Associates, Ltd. changed its name to Liberty Ridge Capital, Inc. Accordingly, all references to "Pilgrim Baxter & Associates, Ltd." and "Pilgrim Baxter" should be replaced with references to "Liberty Ridge Capital, Inc." and "Liberty Ridge," respectively.

         Effective October 1, 2004, Old Mutual Fund Services, the Administrator to PBHG Funds and PBHG Insurance Series Fund, reduced its administrative fee from 0.15% to 0.1227% of the average daily net assets of each Fund. Accordingly, in the first paragraph of the "The Administrator and Sub-Administrator" section of the Statement of Additional Information, the reference to "0.15%" should be replaced with "0.1227%."



PBHG-Supp 10/1/04